PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

Supplement dated December 31, 2012 to the Summary Prospectus, Prospectus and
Statement of Additional Information (SAI) dated February 29, 2012

 Effective December 31, 2012, David Del Vecchio will be added as a portfolio manager to the Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund).

To reflect his addition as a portfolio manager, the following will be incorporated into the Fund’s prospectus as follows:

1.	The following is added to the table under the caption “FUND SUMMARY: MANAGEMENT OF THE FUND:”

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investment LLC	Prudential Investment Management, Inc.	David Del Vecchio	Vice President	December 2012

2.	The following is added as a new paragraph at the end of the section captioned “HOW THE FUND IS MANAGED – PORTFOLIO MANAGERS:”

David Del Vecchio is a Vice President and portfolio manager for Prudential Fixed Income’s Investment Grade Corporate Bond Team. Mr. Del Vecchio’s responsibilities include intermediate and short corporate strategies as well as corporate security selection in intermediate and short multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of US government, agency, and STRIP securities in Prudential Fixed Income’s Securities Lending Group. Mr. Del Vecchio joined Prudential Financial in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.

3.	The table in Part I of the Statement of Additional Information under the caption “ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER—OTHER ACCOUNTS AND OWNERSHIP OF FUND SECURITIES” is amended by adding Mr. Del Vecchio:
Prudential Short-Term Corporate Bond Fund, Inc.
Portfolio Managers	Registered Investment Companies/Total Assets (thousands)	Other Pooled Investment Vehicles/Total Assets (thousands)	Other Accounts/Total Assets (thousands)	Ownership of Fund Securities
David Del Vecchio*	17/$5,185,064	14/$2,227,773	30/$5,876,232 1/$155,047	None

*Other account data is as of November 30, 2012. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

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